Filed Pursuant to Rule 497(e)
                                                Registration File No: 333-67926


         SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                   OF ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                          200 Park Avenue, 24th Floor
                            New York, New York 10166
                                 (212) 667-4225

                  Supplement dated March 7, 2005 to the SAI of
              Advantage Advisers Multi-Sector Fund I (the "Fund").

The following updates and revises certain information regarding the Fund's officers provided in the Statement of Additional Information dated February 1, 2005:

On March 4, 2005, each of Lenard Brafman and Barbara M. Pires, resigned as chief financial officer and chief compliance officer, respectively. Mr. Brafman had served as the Fund's chief financial officer since May 13, 2004. Ms. Pires had served as the Fund's chief compliance officer since September 30, 2004. The Fund is considering various candidates for each of these positions and will submit candidates to the Board to fill such positions as soon as appropriate.